UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2004

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 E. Princess Drive, Suite 290, Scottsdale, Arizona		85255
(Address of Principal Executive Offices)		(Zip Code)

(480) 609-3330

(Registrant’s telephone number, including area code)

Meritage Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03              AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On September 10, 2004 the Company filed articles of amendment to its articles of incorporation pursuant to which the Company’s name was changed from Meritage Corporation to Meritage Homes Corporation.  The effective date of the amendment is September 14, 2004.  The name change is more fully described in the press release included at Exhibit 99.1.  A copy of the articles of amendment is included at Exhibit 3.1.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

3.1	Articles of Amendment

99.1	Press Release dated September 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 2004

MERITAGE CORPORATION

/s/ Larry W. Seay
By:	Larry W. Seay
Chief Financial Officer,
Vice President-Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment

99.1	Press Release dated September 15, 2004.